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                                                                      EXHIBIT 99


                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Annual Report of the HealthTrust, Inc. 401(k) Retirement Program (the "Plan") on Form 11-K for the fiscal year ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, A. Bruce Moore, Jr., Chairman of the Retirement Committee responsible for administering the Plan, and David G. Anderson, Retirement Committee Member, each certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

         1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. The information contained in the Report fairly presents, in all material respects, the net assets available for benefits and changes in net assets available for benefits of the Plan.


                                        By: /s/ A. BRUCE MOORE, JR.
                                           ------------------------------------
                                                    A. Bruce Moore, Jr.
                                                         Chairman
                                                       June 27, 2003


                                        By: /s/ DAVID G. ANDERSON
                                           ------------------------------------
                                                     David G. Anderson
                                                     Committee Member
                                                       June 27, 2003



A signed original of this written statement required by Section 906 has been provided to the Plan and will be retained by the Plan and furnished to the Securities and Exchange Commission or its Staff upon request.